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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT


Pursuant  to  Section  13  or  15(d)  of  the  Securities  Exchange  Act of 1934

Date  of  Report  (Date  of  earliest event reported):  January 27, 2003


                             LAS VEGAS GAMING, INC.
                    -----------------------------------------
             (Exact name of registrant as specified in its charter)


NEVADA                                        88-0392994
------                                        ----------
(State  or  other  jurisdiction of            (I.R.S. Employer
incorporation  or  organization)              Identification  No.)

3120  S.  Rainbow  Blvd.,  Suite  204
Las  Vegas,  Nevada                           89146
-------------------                           -----
(Address  of  principal  executive  offices)  (Zip  Code)

Registrants  telephone  number,
 including  area code                         702 733-9703
                                              ------------

Commission  File  Number:  0-30375



-----------------------------------           -----------
(Former  name  or  former  address,           (Zip  Code)
if  changed  since  last  report.)




ITEM  1.  CHANGES  IN  CONTROL  OF  REGISTRANT

     None

ITEM  2.  ACQUISITION  OR  DISPOSITION  OF  ASSETS

     None

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ITEM  3.  BANKRUPTCY  OR  RECEIVERSHIP

     None

ITEM  4.  CHANGES  IN  REGISTRANT'S  CERTIFYING  ACCOUNTANT

     None

ITEM  5.  OTHER  EVENTS

     None

ITEM 6. RESIGNATIONS OF REGISTRANT'S DIRECTORS On January 27, 2003, the following director resigned his position with the Company:

Director/Officer          Positions  held          Date  of  Resignation
----------------          ---------------          ---------------------
Gary  Baldwin               Director               January  27,  2003



Resignation  of  Gary  Baldwin  as  Director  of  the  Company

The Registrant received the resignation of Mr. Gary Baldwin as a director on January 29, 2003. There were no disagreements with the Registrant relating to the Registrant's policies, operations or practices at the time of resignation. The Board of directors has not appointed a replacement for Mr. Baldwin at this time.

ITEM  7.  FINANCIAL  STATEMENTS  AND  EXHIBITS

Financial  Statements
---------------------

     None

Exhibits
--------

     None

ITEM  8.  CHANGE  IN  FISCAL  YEAR

     None

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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LAS  VEGAS  GAMING,  INC.


/s/ Russell  R.  Roth
____________________________________________
Russell  R.  Roth,  President  and  CEO
Date:         February  4,  2003
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